Enstargroup.com Enstargroup.com Realising Value Investor Financial Supplement December 31, 2024 ENSTAR GROUP LIMITED

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Book Value Per Share & Return On Equity 7 Consolidated Results by Segment 8 Ultimate Losses % Acquired Losses by Acquisition Year 12 Adjusted Ultimate Losses % Acquired Losses 13 Capital Position & Credit Ratings 14 Non-GAAP Measures 15 Reconciliation to Fully Diluted Book Value per Share 17 Reconciliation to Adjusted Return on Equity 18 Reconciliation to Adjusted Run-off Liability Earnings 21 Reconciliation to Adjusted Total Investment Return 24 Investment Composition 25

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Australia, Liechtenstein and Belgium. A market leader in completing legacy acquisitions, Enstar has acquired over 120 companies and portfolios since its formation. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Sixth Street Merger Agreement As announced in July 2024, Enstar has entered into a definitive merger agreement to be acquired by Sixth Street for $5.1 billion or $338 per ordinary share. A copy of the press release can be found by visiting the Investor Relations section of the Enstar corporate website at www.enstargroup.com. On November 6, 2024, a majority of the Company's shareholders voted to approve the Merger. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the way our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to fair value changes and net realized (gains)/ losses on fixed maturities recognized in our statements of operations, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments. Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all our assets and liabilities because of preexisting accounting elections, do not impair comparability across reporting periods. It is important for the readers of our periodic filings to understand that these items will recur from period to period. However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate holding to maturity and non-cash changes to the fair value of our reserves. Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose. Refer to pages 15 to 24 for further details.

4 Explanatory Notes (continued) Investment Composition In certain instances, U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment which may not correspond to management’s view of the underlying economic exposure. For example: 1. Enstar has certain investments in public shares of exchange traded funds (“ETFs”) where the underlying exposure of the ETF is investment grade fixed maturities, and Enstar also has certain privately held equities which management evaluates based on the underlying economic exposures. U.S. GAAP requires that these investments be classified as “Equities”. 2. Enstar has certain private equity funds that are collectively held in a limited partnership, which management evaluates based on the nature of the underlying investments within these funds. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments”. Where relevant, we have disclosed the underlying economic exposure of our investments in order to be consistent with the manner in which management views the underlying portfolio composition. Refer to pages 25 and 26 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward- looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10- Q. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Year Ended December 31, 2024	Year Ended December 31, 2023
Key Income Metrics				
Return on Equity ("ROE")	2.7 %	13.7 %	10.7 %	24.2 %
Adjusted ROE [1]	4.5 %	9.0 %	12.7 %	18.8 %
Basic net earnings per share	$ 10.02	$ 40.14	$ 36.83	$ 69.22
Diluted net earnings per share	$ 9.76	$ 39.71	$ 35.90	$ 68.47
Key Run-off Metrics				
Average net loss reserves			$ 11,181	$ 11,798
Run-off liability earnings ("RLE")			1.3 %	1.1 %
Average adjusted net loss reserves [1]			$ 12,047	$ 12,684
Adjusted RLE [1]			1.2 %	1.8 %
Key Investment Return Metrics				
Average aggregate invested assets	$ 18,041	$ 18,472	$ 17,911	$ 18,607
Annualized total investment return ("TIR")	3.8 %	14.8 %	6.3 %	7.2 %
Annualized investment book yield	4.39 %	4.00 %	4.35 %	3.86 %
(Loss) income from equity method investments	$ 11	$ (9)	$ (18)	$ 13
Adjusted average aggregate invested assets [1]	$ 18,661	$ 19,445	$ 18,621	$ 19,769
Annualized adjusted TIR [1]	7.1 %	5.5 %	6.1 %	5.3 %
Share Repurchases				
Ordinary shares repurchased:				
Shares	—	841,735	—	2,439,447
Cost	$ —	$ 191	$ —	$ 532
Average price per share	$ —	$ 227.18	$ —	$ 233.92

	As of December 31, 2024	As of December 31, 2023
Key Shareholder Metrics		
Ordinary shareholder's equity	$ 5,581	$ 5,025
Total Enstar shareholders' equity	$ 6,091	$ 5,535
Book value per ordinary share ("BVPS")	$ 380.29	$ 343.45
Fully diluted BVPS ("FDBVPS") [1]	$ 368.47	$ 336.72
Change in FDBVPS	9.4 %	30.0 %
Total ordinary shares outstanding	14,675,686	14,631,055
Fully diluted ordinary shares outstanding	15,146,341	14,923,245
Key Balance Sheet Metrics		
Total assets	$ 20,407	$ 20,913
Debt obligations	$ 1,833	$ 1,831
Total liabilities	$ 14,310	$ 15,265
Total investable assets to ordinary shareholders' equity	3.23x	3.63x
Total net loss reserves to ordinary shareholders' equity	1.93x	2.31x
Debt to total capitalization attributable to Enstar	23.1 %	24.9 %

[1] Non-GAAP financial measure, refer to pages 15 to 24 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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Financial Highlights - Five Years

ENSTAR

	Year ended December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2021	December 31,2020
Key Income Metrics					
Return on equity	10.7 %	24.2 %	(15.6)%	7.9 %	38.4 %
Adjusted return on equity [(1)]	12.7 %	18.8 %	(1.1)%	10.1 %	41.9 %
Key Run-off Metrics					
Average net loss reserves	$ 11,181	$ 11,798	$ 11,969	$ 10,344	$ 8,352
Run-off liability earnings	1.3 %	1.1 %	6.3 %	3.9 %	0.4 %
Average adjusted net loss reserves [(1)]	$ 12,047	$ 12,684	$ 12,637	$ 10,455	$ 8,129
Adjusted run-off liability earnings [(1)]	1.2 %	1.8 %	3.9 %	3.6 %	3.5 %
Key Investment Return Metrics					
Average investable assets	$ 17,911	$ 18,607	$ 20,079	$ 20,840	$ 15,443
Total investment return	6.3 %	7.2 %	(9.0)%	2.0 %	14.6 %
Investment book yield	4.35 %	3.86 %	2.47 %	1.84 %	2.53 %
Income (losses) from equity method investments	$ (18)	$ 13	$ (74)	$ 93	$ 239
Average adjusted investable assets [(1)]	$ 18,621	$ 19,769	$ 21,165	$ 20,561	$ 15,153
Adjusted total investment return [(1)]	6.1 %	5.3 %	(0.2)%	3.6 %	12.4 %
Key Shareholder Metrics					
Ordinary shareholders' equity	$ 5,581	$ 5,025	$ 4,464	$ 5,813	$ 6,326
Total Enstar shareholders' equity	$ 6,091	$ 5,535	$ 4,974	$ 6,323	$ 6,836
Basic book value per ordinary share	$ 380.29	$ 343.45	$ 262.24	$ 329.20	$ 293.97
Fully diluted book value per ordinary share [(1)]	$ 368.47	$ 336.72	$ 258.92	$ 323.43	$ 288.56
Change in fully diluted book value per ordinary share	9.4 %	30.0 %	(19.9)%	12.1 %	40.7 %
Ordinary shares repurchased:					
Shares	—	2,439,447	697,580	4,010,695	178,280
Cost	$ —	$ 532	$ 163	$ 942	$ 26
Average price per share	$ —	$ 233.92	$ 233.92	$ 234.82	$ 145.87
Total ordinary shares outstanding	14,675,686	14,631,055	17,022,420	17,657,944	21,519,602
Fully diluted ordinary shares outstanding	15,146,341	14,923,245	17,240,591	17,973,149	21,993,598
Key Balance Sheet Metrics					
Total assets	$ 20,407	$ 20,913	$ 22,154	$ 24,656	$ 21,789
Debt obligations	$ 1,833	$ 1,831	$ 1,829	$ 1,691	$ 1,373
Total liabilities	$ 14,310	$ 15,265	$ 16,826	$ 17,924	$ 14,574
Total investable assets to ordinary shareholders' equity	3.23x	3.63x	4.38x	3.73x	2.73x
Total net loss reserves to ordinary shareholders' equity	1.93x	2.31x	2.69x	2.05x	1.39x
Debt to total capitalization attributable to Enstar	23.1 %	24.9 %	26.9 %	21.1 %	16.7 %

(1) Non-GAAP financial measure, refer to pages 15 to 24 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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| enstargroup.com 7 Book Value Per Share & Return on Equity - Five Years Growth in Book Value Per Ordinary Share and Fully Diluted Book Value Per Ordinary Share* Annual % Change $293.97 $329.20 $262.24 $343.45 $380.29 $288.56 $323.43 $258.92 $336.72 $368.47 Book Value Per Ordinary Share Fully Diluted Book Value Per Ordinary Share* 2020 2021 2022 2023 2024 0 50 100 150 200 250 300 350 400 Return on Equity and Adjusted Return on Equity* 38.4% 7.9% (15.6)% 24.2% 10.7% 41.9% 10.1% (1.1)% 18.8% 12.7% Return on Equity Adjusted Return on Equity* 2020 2021 2022 2023 2024 12.0% 12.1% (20.3)% (19.9)% 31.0% 30.0% 10.7% 9.4% 40.8% 40.7% * Non-GAAP financial measure, refer to page 15 for further details. See also pages 17, 19 and 20 for a reconciliation to the most directly comparable GAAP measure.

Consolidated Results by Segment - Q4 2024

	Three Months Ended December 31, 2024			
	Run-off	Investments	Corporate and Other [(1)]	Total
REVENUES				
Net premiums earned	$ 13	$ —	$ —	$ 13
Net investment income	—	173	—	173
Net realized losses	—	(11)	—	(11)
Fair value changes in trading securities, funds held and other investments	—	56	—	56
Other income	31	—	23	54
Total revenues	44	218	23	285
EXPENSES				
Net incurred losses and loss adjustment expenses				
Current period	8	—	—	8
Prior period	(59)	—	5	(54)
Total net incurred losses and loss adjustment expenses	(51)	—	5	(46)
Defendant asbestos and environmental expenses (income) [(2)]	35	—	(6)	29
Amortization of net deferred charge assets	—	—	31	31
Acquisition costs	3	—	—	3
General and administrative expenses	39	11	46	96
Total expenses	26	11	76	113
INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	18	207	(53)	172
Loss from equity method investments	—	11	—	11
SEGMENT INCOME (LOSS)	$ 18	$ 218	(53)	183
Interest expense			(22)	(22)
Net foreign exchange gains			54	54
Income tax expense			(59)	(59)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR			(80)	156
Dividends on preferred shares			(9)	(9)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS			$ (89)	$ 147

(1) Effective January 1, 2024, Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and Other activities. Activities prior to January 1, 2024 are recorded in their respective segments.

(2) Includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC") for Corporate and Other activities.

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Consolidated Results by Segment - Q4 2023

ENSTAR

	Three Months Ended December 31, 2023				
	Run-off	Former Assumed Life	Investments	Corporate and Other [1]	Total
REVENUES					
Net premiums earned	$ 14	$ —	$ —	$ —	$ 14
Net investment income	—	—	176	—	176
Net realized losses	—	—	(10)	—	(10)
Fair value changes in trading securities, funds held and other investments	—	—	306	—	306
Other income (expense)[2]	2	1	—	(2)	1
Total revenues	16	1	472	(2)	487
EXPENSES					
Net incurred losses and loss adjustment expenses					
Current period	12	—	—	—	12
Prior period	(154)	—	—	58	(96)
Total net incurred losses and loss adjustment expenses	(142)	—	—	58	(84)
Defendant asbestos and environmental expenses [2] [3]	3	—	—	2	5
Amortization of net deferred charge assets	—	—	—	31	31
Acquisition costs	4	—	—	—	4
General and administrative expenses	47	—	10	47	104
Total expenses	(88)	—	10	138	60
INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	104	1	462	(140)	427
Loss from equity method investments	—	—	(9)	—	(9)
SEGMENT INCOME (LOSS)	$ 104	$ 1	$ 453	(140)	418
Interest expense				(23)	(23)
Net foreign exchange losses				(24)	(24)
Income tax benefit				238	238
NET INCOME				51	609
Less: Net income attributable to noncontrolling interests				(1)	(1)
NET INCOME ATTRIBUTABLE TO ENSTAR				50	608
Dividends on preferred shares				(9)	(9)
NET INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ 41	$ 599

[1] Legacy Underwriting had no revenue or income activity for the three months ended December 31, 2023 and therefore are excluded from the table above.

[2] Defendent Asbestos and Environment expenses were reclassified from Other income (expenses) to Defendant asbestos and environment expenses.

[3] Includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC") for Corporate and Other activities.

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Consolidated Results by Segment - YTD Q4 2024

ENSTAR

	Year Ended December 31, 2024			
	Run-off	Investments	Corporate and Other [(1)]	Total
REVENUES				
Net premiums earned	$ 40	$ —	$ —	$ 40
Net investment income	—	651	—	651
Net realized losses	—	(9)	—	(9)
Fair value changes in trading securities, funds held and other investments	—	456	—	456
Other income	39	—	28	67
Total revenues	79	1,098	28	1,205
EXPENSES				
Net incurred losses and loss adjustment expenses				
Current period	23	—	—	23
Prior period	(182)	—	33	(149)
Total net incurred losses and loss adjustment expenses	(159)	—	33	(126)
Defendant asbestos and environmental expenses [(2)]	32	—	8	40
Amortization of net deferred charge assets	—	—	117	117
Acquisition costs	9	—	—	9
Goodwill impairment	63	—	—	63
General and administrative expenses	178	40	173	391
Total expenses	123	40	331	494
INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	(44)	1,058	(303)	711
Loss from equity method investments	—	(18)	—	(18)
SEGMENT INCOME (LOSS)	$ (44)	$ 1,040	(303)	693
Interest expense			(89)	(89)
Net foreign exchange gains			39	39
Income tax expense			(62)	(62)
NET (LOSS) INCOME			(415)	581
Less: Net income attributable to noncontrolling interests			(5)	(5)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR			(420)	576
Dividends on preferred shares			(36)	(36)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS			$ (456)	$ 540

(1) Effective January 1, 2024, Assumed Life and Legacy Underwriting were determined to no longer meet the definition of reportable segments and their residual income and loss activities were prospectively included in Corporate and other activities. Activities prior to January 1, 2024 are recorded in their respective segments.

(2) Includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC") for Corporate and Other activities.

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Consolidated Results by Segment - YTD Q4 2023

ENSTAR

	Year Ended December 31, 2023				
	Run-off	Former Assumed Life (1)	Investments	Corporate and Other (1)	Total
REVENUES					
Net premiums earned	$ 43	$ —	$ —	$ —	$ 43
Net investment income	—	—	647	—	647
Net realized losses	—	—	(65)	—	(65)
Fair value changes in trading securities, funds held and other investments	—	—	528	—	528
Other income (2)	9	277	—	2	288
Total revenues	52	277	1,110	2	1,441
EXPENSES					
Net incurred losses and loss adjustment expenses					
Current period	30	—	—	—	30
Prior period	(226)	—	—	95	(131)
Total net incurred losses and loss adjustment expenses	(196)	—	—	95	(101)
Defendant asbestos and environmental (income) expenses (2)(3)	(1)	—	—	13	12
Amortization of net deferred charge assets	—	—	—	106	106
Acquisition costs	10	—	—	—	10
General and administrative expenses	177	—	43	149	369
Total expenses	(10)	—	43	363	396
INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	62	277	1,067	(361)	1,045
Income from equity method investments	—	—	13	—	13
SEGMENT INCOME (LOSS)	$ 62	$ 277	$ 1,080	(361)	1,058
Interest expense				(90)	(90)
Income tax benefit				250	250
NET (LOSS) INCOME				(201)	1,218
Less: Net income attributable to noncontrolling interests				(100)	(100)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR				(301)	1,118
Dividends on preferred shares				(36)	(36)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (337)	$ 1,082

(1) Legacy Underwriting had no revenue or income activity for the year ended December 31, 2023 and therefore are excluded from the table above.

(2) Defendant Asbestos and Environment expenses were reclassified from Other income (expenses) to Defendant asbestos and environment expenses.

(3) Includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC") for Corporate and Other activities.

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Ultimate Losses % Acquired Losses by Acquisition Year

ENSTAR

Acquisition Year	Assumed and Acquired net losses and LAE: Third Party	Assumed and Acquired net losses and LAE: Related Party and Transfers Between Acquisition Years	Total	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
				Ultimate Losses for the Years Ended December 31, (in millions of U.S. dollars) (Unaudited)									
2014 and prior[1]	$ 4,649	$ —	$ 4,649	$ 4,349	$ 4,171	$ 4,004	$ 4,009	$ 4,033	$ 3,972	$ 3,904	$ 3,860	$ 3,828	$ 3,840
2015	1,756	—	1,756	1,669	1,368	1,326	1,247	1,219	1,199	1,178	1,166	1,151	1,144
2016	1,357	—	1,357		1,348	1,382	1,364	1,355	1,334	1,324	1,310	1,291	1,295
2017	1,536	—	1,536			1,452	1,354	1,438	1,488	1,399	1,216	1,305	1,338
2018	2,757	—	2,757				2,724	2,682	2,664	2,619	2,561	2,573	2,569
2019	1,817	—	1,817					1,784	1,751	1,704	1,645	1,682	1,734
2020[2]	2,191	(782)	1,409						1,480	1,507	1,627	1,648	1,678
2021[3]	3,710	840	4,550							4,400	3,965	3,786	3,524
2022[2]	2,649	782	3,431								3,360	3,282	3,226
2023	2,215	—	2,215									2,248	2,323
2024	1,723	—	1,723										1,697

Ultimate Losses as a Percentage of Assumed and Acquired Net Loss Reserves

Acquisition Year	At End of Year of Acquisition	One	Two	Three	Four	Five	Six	Seven	Eight	Nine	Ten
		Years thereafter: (Unaudited)									
2014 and prior[4]	100 %	94 %	90 %	86 %	86 %	87 %	85 %	84 %	83 %	82 %	83 %
2015	95 %	78 %	76 %	71 %	69 %	68 %	67 %	66 %	66 %	65 %	
2016	99 %	102 %	101 %	100 %	98 %	98 %	97 %	95 %	95 %		
2017	95 %	88 %	94 %	97 %	91 %	79 %	85 %	87 %			
2018	99 %	97 %	97 %	95 %	93 %	93 %	93 %				
2019	98 %	96 %	94 %	91 %	93 %	95 %					
2020	105 %	107 %	115 %	117 %	119 %						
2021	97 %	87 %	83 %	77 %							
2022	98 %	96 %	94 %								
2023	101 %	105 %									
2024	98 %										

[1] For the 2014 and prior acquisition years, the net reserves shown are as at December 31, 2014, and are not the net reserves assumed and acquired.

[2] $782 million of Assumed and Acquired net losses and LAE relating to the Aspen ADC have been transferred from the 2020 to the 2022 acquisition year. Any PPD on this portfolio that occurred in the years ended December 31 2021 and 2020 has not been reclassified between periods.

[3] 2021 Assumed and Acquired net losses and LAE - Related Party of $840 million relates to the acquisition of Enhanzed Re.

[4] The 2014 acquisition year includes losses relating to our StarStone business when this business was actively managed within our Legacy Underwriting segment.

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| enstargroup.com 13 Adjusted Ultimate Losses % Acquired Losses* Adjusted Assumed and Acquired net losses and LAE* Adjusted Ultimate Losses* for the Years Ended December 31, (1) Acquisition Year Third Party Related Party and Transfers Between Acquisition Years Total 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (in millions of U.S. dollars) (Unaudited) 2014 and prior(1) $ 3,987 $ — $ 3,987 $ 3,749 $ 3,577 $ 3,450 $ 3,334 $ 3,237 $ 3,174 $ 3,102 $ 3,058 $ 3,052 $ 3,058 2015 1,782 — 1,782 1,690 1,384 1,339 1,258 1,228 1,207 1,185 1,172 1,156 1,149 2016 1,495 — 1,495 1,486 1,523 1,482 1,466 1,430 1,422 1,400 1,378 1,388 2017 1,719 — 1,719 1,605 1,518 1,518 1,479 1,445 1,415 1,452 1,474 2018 2,921 — 2,921 2,871 2,762 2,693 2,655 2,636 2,611 2,594 2019 2,340 — 2,340 2,307 2,177 2,085 2,031 2,070 2,148 2020(2) 2,205 (782) 1,423 1,494 1,521 1,641 1,662 1,692 2021(3) 3,709 1,611 5,320 5,178 4,822 4,612 4,347 2022(2) 2,649 782 3,431 3,360 3,282 3,226 2023 2,215 — 2,215 2,248 2,323 2024 1,723 — 1,723 1,697 Adjusted Ultimate Losses* as a Percentage of Adjusted Assumed and Acquired Net Loss Reserves* At End of Year of Acquisition Years thereafter: Acquisition Year One Two Three Four Five Six Seven Eight Nine Ten (Unaudited) 2014 and prior 100% 94% 90% 87% 84% 81% 80% 78% 77% 77% 77% 2015 95% 78% 75% 71% 69% 68% 66% 66% 65% 64% 2016 99% 102% 99% 98% 96% 95% 94% 92% 93% 2017 93% 88% 88% 86% 84% 82% 84% 86% 2018 98% 95% 92% 91% 90% 89% 89% 2019 99% 93% 89% 87% 88% 92% 2020 105% 107% 115% 117% 119% 2021 97% 91% 87% 82% 2022 98% 96% 94% 2023 101% 105% 2024 98% (1) For the 2014 and prior acquisition year, the adjusted net reserves shown are as at December 31, 2013 and are not the adjusted net reserves assumed and acquired. (2) $782 million of Assumed and Acquired net losses and LAE relating to the Aspen ADC have been transferred from the 2020 to the 2022 acquisition year. Any PPD on this portfolio that occurred in the years ended December 31 2021 and 2020 has not been reclassified between periods. (3) 2021 Adjusted Assumed and Acquired net losses and LAE - Related Party of $1,611 million relates to the acquisition of Enhanzed Re and the transfer of StarStone International into the Run-Off segment. * Non-GAAP financial measure. Adjusted ultimate losses presented in the table represent the cumulative impact on adjusted acquired & assumed net loss reserves of adjusted PPD. Reconciliations of adjusted acquired and assumed net loss reserves and adjusted PPD are included on pages ## to ## in the Non-GAAP measures section.

Capital Position & Credit Ratings

Total Capitalization


$7,930
$1,833
$6
$510
29.5%
23.1%
$5,581
December 31, 2024
$7,479
$1,831
$113
$510
31.3%
24.5%
$5,025
December 31, 2023
Debt and Series D and E Preferred Shares to total capitalization
Debt to total capitalization
Debt obligations
NCI
Series D and E Preferred Shares
Ordinary shareholders' equity

Total capitalization attributable to Enstar excluding NCI of $7.9 billion as of December 31, 2024 and $7.4 billion as of December 31, 2023. Debt and Series D and E preferred shares to total capitalization attributable to Enstar excluding NCI was 29.6% and 31.8% as of December 31, 2024 and December 31, 2023, respectively. Debt to total capitalization attributable to Enstar was 23.1% and 24.9% as of December 31, 2024 and December 31, 2023, respectively.

Credit ratings [(1)]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB+ (Outlook: Stable)	BBB+ (Outlook: Stable)
2029 Senior Notes	BBB+	BBB
2031 Senior Notes	BBB	BBB
2040 and 2042 Junior Subordinated Notes	BBB-	BBB-
Series D and E Preferred Shares	BBB-	BBB-

[(1)] Credit ratings are provided by third parties, Standard & Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

Agency ratings are not a recommendation to buy, sell or hold any of our securities and may be revised or withdrawn at any time by the issuing organization. Each agency's rating should be evaluated independently of any other agency's rating. For information on risks related to our credit ratings, refer to "Item 1A. Risk Factors - Risks Relating to Liquidity and Capital Resources" and "Item 1A. Risk Factors - Risks Relating to Ownership of our Shares" in our Annual Report on Form 10-K for the year ended December 31, 2024.

In March 2024, Cavello Bay Reinsurance Limited ("Cavello"), a wholly-owned subsidiary of Enstar, was assigned an S&P Insurer Financial Strength Rating of 'A' with stable outlook. Cavello is Enstar's primary non-life run-off consolidator, and a Class 3B reinsurer.

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15 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Fully diluted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities (which include restricted shares, restricted share units, directors’ restricted share units, performance share units and JSOP shares(1)) on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution. We use this non-GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of fair value changes and net realized (gains) losses on fixed maturities and funds held-directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our net income improves comparability of our core operational performance across periods. We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the impact of any goodwill impairment charges as they occur infrequently and their elimination improves comparability between periods. We eliminate the impact of expenses related to the Merger Agreement as we deem these to be out of the ordinary course of business and to help provide a more accurate measure of performance across periods. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net income (loss) attributable to Enstar ordinary shareholders, adjusted for: -fair value changes and net realized (gains) losses on fixed maturities and funds held- directly managed, -change in fair value of insurance contracts for which we have elected the fair value option (2), -amortization of fair value adjustments, -net gain/loss on purchase and sales of subsidiaries (if any) -net income from discontinued operations (if any), -goodwill impairment charges -expenses related to the Merger Agreement -tax effects of adjustments, and -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -fair value changes on fixed maturities and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (2), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in net income for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -fair value changes in fixed maturities, trading and funds held-directly managed; and -unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange. Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS included within AOCI -fair value changes on fixed maturities, trading and funds held - directly managed

Non-GAAP Measures (continued)

ENSTAR

Non-GAAP Measure	Definition	Purpose of Non-GAAP Measure over GAAP Measure
Adjusted run-off liability earnings (%)	Adjusted PPD divided by average adjusted net loss reserves.	Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement[4]; as such, the results were not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies[3]; • The change in fair value of insurance contracts for which we have elected the fair value option[2] has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions.
Adjusted prior period development *(numerator)*	Prior period net incurred losses and LAE, adjusted to: *Remove:* *-Legacy Underwriting[3] operations* *-amortization of fair value adjustments,* *-change in fair value of insurance contracts for which we have elected the fair value option[2], and* *Add:* *-the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities.*	
Adjusted net loss reserves *(denominator)*	Net losses and LAE, adjusted to: *Remove:* *-Legacy Underwriting[3] net loss reserves* *-current period net loss reserves* *-net fair value adjustments associated with the acquisition of companies,* *-the fair value adjustments for contracts for which we have elected the fair value option[2] and* *Add:* *-net nominal defendant A&E liability exposures and estimated future expenses.*	

(1) The JSOP award became dilutive for the first time for the year ended December 31, 2024 and therefore had not been previously identified as a component of this non-GAAP measure. However, its inclusion is consistent with the effect of all other potentially dilutive securities. Refer to Note 21 - "Earnings per Share" of our Annual Report on Form 10-K for the year ended December 31, 2024 for more detail.

(2) Comprises the discount rate and risk margin components.

(3) As of January 1, 2024, not applicable. Refer to Note 5 - "Segment Information" of our Annual Report on Form 10-K for the period ended December 31, 2024 for more detail.

(4) The reinsurance contractual arrangements (including the Capacity Lease Agreement) described in Note 6 to our consolidated financial statements included within in our Annual Report on Form 10-K for the year ended December 31, 2023 were settled during the second quarter of 2023, and we did not record any transactions in the Legacy Underwriting segment in 2023.

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Reconciliation to Fully Diluted Book Value Per Share

ENSTAR

	For the Year Ended December 31,								
	2024			2023			2022		
	Equity [1]	Ordinary Shares	Per Share Amount	Equity [1]	Ordinary Shares	Per Share Amount	Equity [1]	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)								
Book value per ordinary share	$ 5,581	14,675,686	$ 380.29	$ 5,025	14,631,055	$ 343.45	$ 4,464	17,022,420	$ 262.24
Non-GAAP adjustment:									
Share-based compensation plans		266,335			292,190			218,171	
JSOP [2]		204,320			—			—	
Fully diluted book value per ordinary share*	$ 5,581	15,146,341	$ 368.47	$ 5,025	14,923,245	$ 336.72	$ 4,464	17,240,591	$ 258.92

	For the Year Ended December 31,					
	2021			2020		
	Equity [1]	Ordinary Shares	Per Share Amount	Equity [1]	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)					
Book value per ordinary share	$ 5,813	17,657,944	$ 329.20	$ 6,326	21,519,602	$ 293.97
Non-GAAP adjustments:						
Share-based compensation plans		315,205		—	298,095	
Warrants	—	—		20	175,901	
Fully diluted book value per ordinary share*	$ 5,813	17,973,149	$ 323.43	$ 6,346	21,993,598	$ 288.56

[1] Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2024, 2023, 2022, 2021, and 2020, respectively), prior to any non-GAAP adjustments.

[2] The JSOP award made to our CEO included a condition that specified a hurdle price $315.53 as of January 20, 2025) compared to our market observable ordinary share price for the award to vest, which is the greater of the closing share price and the 10-day Volume Weighted Average Price. As of December 31, 2024, the closing share price of our ordinary shares was $322.05 and the 10-day Volume Weighted Average Price was $322.22. The shares are calculated as the market price less $205.89, multiplied by the 565,630 shares comprising the award, divided by the market price. As a result, the JSOP award was dilutive for the year ended December 31, 2024. Additionally, 20% of the award was dependent on a 10% compounded annual growth rate in Fully Diluted Book Value Per Share from January 1, 2020, which was also met through the year ended December 31, 2024. Refer to Note 22 to the Consolidated Financial Statements included within the 2024 Form 10-K for additional information on the JSOP.

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| enstargroup.com 18 Reconciliation to Adjusted Return on Equity - QTD Q4 2024 and 2023 (1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. (3) Comprises the discount rate and risk margin components. (4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. * Non-GAAP financial measure. (1) Net income comprises net income attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Fair value changes on fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities, funds held and other investments in in our consolidated statements of operations. (3) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance. (4) Comprises the discount rate and risk margin components, net of reinsurance recoverables. (5) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. * Non-GAAP financial measure. Three Months Ended December 31, 2024 December 31, 2023 Net income (loss) (1) Opening equity (1) (Adj) ROE Net income (loss) (1) Opening equity (1) (Adj) ROE (in millions of U.S. dollars) Net income/Opening equity/ROE/Annualized ROE (1) $ 147 $ 5,547 2.7% $ 599 $ 4,367 13.7 % Non-GAAP adjustments: Remove: Net realized (gains) losses on fixed maturities, AFS (2) / Cumulative fair value changes to fixed maturities, AFS (3) 11 239 10 634 Fair value changes on fixed maturities, trading (2) / Fair value changes on fixed maturities, trading (3) 33 190 (108) 366 Fair value changes on funds held - directly managed (2) / Fair value changes on funds held - directly managed (3) 60 61 (96) 222 Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (4) 3 (232) 54 (292) Amortization of fair value adjustments / Fair value adjustments 2 (96) 4 (112) Gain on sale of subsidiary (4) — — — Goodwill impairment charges — — — — Expenses related to the Merger Agreement 2 — — — Tax effects of adjustments (5) 2 — 5 — Adjusted net income /Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE* $ 256 $ 5,709 4.5% $ 468 $ 5,185 9.0%

Reconciliation to Adjusted Return on Equity - 2024, 2023 and 2022

ENSTAR

	Year Ended								
	December 31, 2024			December 31, 2023			December 31, 2022		
	Net income (loss) [1]	Opening equity [1]	ROE	Net income (loss) [1]	Opening equity [1]	ROE	Net earnings (loss) [1]	Opening equity [1]	(Adj) ROE
Net income (loss)/Opening equity/ROE [1]	$ 540	$ 5,025	10.7 %	$ 1,082	$ 4,464	24.2 %	$ (906)	$ 5,813	(15.6)%
Non-GAAP adjustments:									
Net realized (gains) losses on fixed maturities, AFS [2] / Cumulative fair value changes to fixed maturities, AFS [3]	9	380		65	647		111	36	
Fair value changes on fixed maturities, trading [2] / Fair value changes on fixed maturities, trading [3]	25	234		(84)	400		503	(134)	
Fair value changes on funds held - directly managed [2] / Fair value changes on funds held - directly managed [3]	14	111		(47)	780		567	9	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [4]	20	(246)		78	(294)		(200)	(107)	
Amortization of fair value adjustments / Fair value adjustments	13	(107)		17	(124)		(18)	(106)	
Gain on sale of subsidiary	(4)	—		—	—				
Goodwill impairment charges	63	—		—	—		—	—	
Expenses related to the Merger Agreement	6	—		—	—		—	—	
Tax effects of adjustments [5]	(1)	—		(7)	—		(7)	—	
Adjustments attributable to noncontrolling interests [6]	—	—		(2)	—		(111)	—	
Adjusted net income (loss) /Adjusted opening equity/Adjusted ROE*	$ 685	$ 5,397	12.7 %	$ 1,102	$ 5,873	18.8 %	$ (61)	$ 5,511	(1.1)%

[1] Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

[2] Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Fair value changes on fixed maturities, trading and funds held - directly managed are included in fair value changes in trading securities, funds held and other investments in in our consolidated statements of operations.

[3] Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance.

[4] Comprises the discount rate and risk margin components, net of reinsurance recoverables.

[5] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

[6] Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

*Non-GAAP measure.

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Reconciliation to Adjusted Return on Equity - 2021 and 2020

ENSTAR

	Year Ended December 31, 2021 Net income (loss) [1]	Opening Equity [1]	(Adj) ROE	Year Ended December 31, 2020 Net income (loss) [1]	Opening Equity [1]	(Adj) ROE
	(in millions of U.S. dollars)					
Net income/Opening equity/ROE [1]	$ 502	$ 6,326	7.9 %	$ 1,723	$ 4,490	38.4 %
Non-GAAP adjustments:						
Net realized losses (gains) on fixed maturities, AFS [2] / Net unrealized losses (gains) on fixed maturities, AFS [3]	4	(82)		(18)	—	
Fair value changes on fixed maturities, trading [2] / Fair value changes on fixed maturities, trading [3]	144	(384)		(228)	(229)	
Fair value changes on funds held - directly managed [2] / Fair value changes on funds held - directly managed [3]	62	(94)		(60)	(48)	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [4]	(75)	(33)		119	(130)	
Amortization of fair value adjustments / Fair value adjustments	16	(128)		27	(152)	
Net gain on purchase and sales of subsidiaries	(73)	—		(3)	—	
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	—	—		(16)	(266)	
Tax effects of adjustments [5]	(21)	—		23	—	
Adjustments attributable to noncontrolling interests [6]	6	—		13	109	
Adjusted net income/Adjusted opening equity/Adjusted ROE*	$ 565	$ 5,605	10.1 %	$ 1,580	$ 3,774	41.9 %

(1) Net income comprises net income attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

(2) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our consolidated statements of operations.

(3) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance.

(4) Comprises the discount rate and risk margin components.

(5) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(6) Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - 2024 and 2023

ENSTAR

	Year Ended December 31, 2024	As of December 31, 2024	As of December 31, 2023	December 31, 2024	Year Ended December 31, 2024
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
PPD/net loss reserves/RLE %	$ 149	$ 10,776	$ 11,585	$ 11,181	1.3 %
Non-GAAP adjustments:					
Net current period incurred losses and LAE, excluding paid losses	—	(21)	—	(11)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	13	94	107	101	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	20	214	246	230	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	(33)	499	527	513	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	32	33	33	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 150	$ 11,594	$ 12,498	$ 12,047	1.2 %

	Year Ended December 31, 2023	As of December 31, 2023	As of December 31, 2022	December 31, 2023	Year Ended December 31, 2023
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
PPD/net loss reserves/RLE %	$ 131	$ 11,585	$ 12,011	$ 11,798	1.1 %
Non-GAAP adjustments:					
Net current period incurred losses and LAE, excluding paid losses	—	(30)	—	(15)	
Legacy Underwriting	—	—	(139)	(69)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	17	107	124	116	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	78	246	294	270	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	(1)	527	572	550	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	2	33	35	34	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 227	$ 12,468	$ 12,897	$ 12,684	1.8 %

[1] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - 2022 and 2021

ENSTAR

	Year Ended December 31, 2022	As of			Year Ended December 31, 2022
		December 31, 2022	December 31, 2021	December 31, 2022	
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
			(in millions of U.S. dollars)		
PPD/net loss reserves/RLE %	$ 756	$ 12,011	$ 11,926	$ 11,969	6.3 %
Non-GAAP adjustments for expenses (income):					
Net current period incurred losses and LAE, excluding paid losses	—	(45)	—	(23)	
Assumed Life	(55)	—	(181)	(91)	
Legacy Underwriting	3	(135)	(153)	(144)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	(18)	124	106	115	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	(200)	294	107	201	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	572	573	573	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	35	37	37	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 489	$ 12,856	$ 12,415	$ 12,637	3.9 %

	Year Ended December 31, 2021	As of			Year Ended December 31, 2021
		December 31, 2021	December 31, 2020	December 31, 2021	
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
			(in millions of U.S. dollars)		
PPD/net loss reserves/RLE %	$ 403	$ 11,926	$ 8,763	$ 10,344	3.9 %
Non-GAAP adjustments for expenses (income):					
Net current period incurred losses and LAE, excluding paid losses	—	(143)	—	(72)	
Assumed Life	—	(179)	—	(90)	
Legacy Underwriting	(6)	(140)	(955)	(548)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	16	106	128	117	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	(75)	107	33	70	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	38	573	615	594	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	5	37	43	40	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 381	$ 12,287	$ 8,627	$ 10,455	3.6 %

(1) Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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| enstargroup.com 23 Reconciliation to Adjusted Run-off Liability Earnings - 2020 Year Ended As of Year Ended December 31, 2020 December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2020 RLE / PPD Net loss reserves Net loss reserves Average net loss reserves RLE % (in millions of U.S. dollars) PPD/net loss reserves/RLE % $ 32 $ 8,763 $ 7,941 $ 8,352 0.4 % Non-GAAP adjustments for expenses (income): Net current period incurred losses and LAE, excluding paid losses — (273) — (137) Legacy Underwriting (4) (702) (1,184) (943) Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies 28 128 152 140 Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option (1) 119 33 130 82 Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities 103 615 561 588 Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E 9 43 52 48 Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %* $ 287 $ 8,607 $ 7,652 $ 8,129 3.5% (1) Comprises the discount rate and risk margin components. * Non-GAAP financial measure.

Reconciliation to Adjusted Total Investment Return

ENSTAR

	Three Months Ended December 31,		Year Ended December 31,				
	2024	2023	2024	2023	2022	2021	2020
Net investment income	$ 173	$ 176	$ 651	$ 647	$ 455	$ 312	$ 303
Net realized gains (losses)	(11)	(10)	(9)	(65)	(111)	(61)	19
Fair value changes in trading securities, funds held and other investments	56	306	456	528	(1,503)	178	1,623
(Loss) income from equity method investments	11	(9)	(18)	13	(74)	93	239
Other comprehensive income:							
Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	(57)	220	50	222	(570)	(100)	70
TIR ($)	$ 172	$ 683	$ 1,130	$ 1,345	$ (1,803)	$ 422	$ 2,254
Non-GAAP adjustments:							
Net realized (gains) losses on fixed maturities, AFS and fair value changes in trading and funds held - directly managed	104	(194)	48	(66)	1,181	210	(306)
Unrealized (gains) losses on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	57	(220)	(50)	(222)	570	100	(70)
Adjusted TIR ($)*	$ 333	$ 269	$ 1,128	$ 1,057	$ (52)	$ 732	$ 1,878
Total investments	16,453	17,413	16,453	17,413	18,210	19,616	15,893
Cash and cash equivalents, including restricted cash and cash equivalents	1,554	830	1,554	830	1,330	2,092	1,373
Total investable assets	$ 18,007	$ 18,243	$ 18,007	$ 18,243	$ 19,540	$ 21,708	$ 17,266
Average aggregate invested assets, at fair value [(1)]	$ 18,041	$ 18,472	$ 17,911	$ 18,607	$ 20,079	$ 20,840	$ 15,443
Annualized TIR % [(2)]	3.8 %	14.8 %	6.3 %	7.2 %	(9.0)%	2.0 %	14.6 %
Non-GAAP adjustment:							
Net unrealized losses on fixed maturities, AFS included within AOCI and fair value changes on fixed maturities, trading and funds held - directly managed	752	725	752	725	1,827	(89)	(560)
Adjusted investable assets*	$ 18,759	$ 18,968	$ 18,759	$ 18,968	$ 21,367	$ 21,619	$ 16,706
Adjusted average aggregate invested assets, at fair value* [(3)]	$ 18,661	$ 19,445	$ 18,621	$ 19,769	$ 21,165	$ 20,561	$ 15,153
Annualized adjusted TIR %* [(4)]	7.1 %	5.5 %	6.1 %	5.3 %	(0.2)%	3.6 %	12.4 %

(1) This amount is a two period average of the total investable assets for the three months ended December 31, 2024 and 2023, respectively, and a five period average for the years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(2) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value.

(3) This amount is a two period average of the adjusted investable assets* for the three months ended December 31, 2024 and 2023, respectively, and a five period average for the years ended December 31, 2024, 2023, 2022, 2021 and 2020, respectively, as presented above.

(4) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*.

*Non-GAAP measure.

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Investment Composition - December 31, 2024

ENSTAR

	December 31, 2024		Other Investments									Equities					
	$	%	Hedge Funds	Fixed income funds	Equity funds	Private equity funds	CLO equities	CLO equity funds	Private credit funds	Real estate fund	Other [(1)]	Publicly traded equities	Exchange-traded funds	Privately held equities	Cash [(2)]	Funds Held	Short-term and fixed maturities, trading and AFS
Short-term and fixed maturities, trading and AFS	$ 6,170	34.3 %															6,170
Funds held	4,979	27.7 %		71					20			5	50			4,833	
			— %	1.4 %	— %	— %	— %	— %	0.4 %	— %	— %	0.1 %	1.0 %	— %	— %	97.1 %	— %
Equities																	
Privately held equities	460	2.6 %					18		52					390			
Publicly traded equities	176	1.0 %		59								117					
Exchange-traded funds	151	0.8 %											40				111
Warrants and other	16	0.1 %									16						
Total	803	4.5 %	— %	7.3 %	— %	— %	2.2 %	— %	6.5 %	— %	2.0 %	14.6 %	5.0 %	48.6 %	— %	— %	13.8 %
Other investments																	
Private equity funds	1,926	10.7 %				1,591			79	73	158	10	9	6			
Private credit funds	864	4.8 %							864								
Hedge funds	410	2.3 %	336	74													
Fixed income funds	369	2.0 %		369													
Real estate fund	401	2.2 %								401							
CLO equity funds	162	0.9 %					162										
CLO equities	52	0.3 %					52										
Equity funds	4	— %										4					
Total	4,188	23.3 %	8.0 %	10.6 %	— %	38.1 %	5.1 %	— %	22.5 %	11.3 %	3.8 %	0.3 %	0.2 %	0.1 %	— %	— %	— %
Equity method investments	313	1.7 %															
Total investments	16,453	91.4 %															
Cash and cash equivalents (including restricted cash)	1,554	8.6 %													1,554		
Total investable assets	$18,007	100.0 %															

(1) Includes infrastructure in fund format and warrants.

(2) Cash and cash equivalents.

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Investment Composition - December 31, 2023

ENSTAR

	December 31, 2023		Other Investments: Hedge Funds	Other Investments: Fixed income funds	Other Investments: Private equity funds	Other Investments: CLO equities	Other Investments: CLO equity funds	Other Investments: Private credit funds	Other Investments: Real estate fund	Other[1]	Equities: Publicly traded equities	Equities: Exchange-traded funds	Equities: Privately held equities	Cash[2]	Funds Held	Short-term and fixed maturity investments, trading and AFS
Short-term and fixed maturity investments, trading and AFS	$ 7,274	39.9 %														7,274
Funds held	5,251	28.8 %		102								68			5,081	
			— %	1.9 %	— %	— %	— %	— %	— %	— %	— %	1.3 %	— %	— %	96.8 %	— %
Equities																
Privately held equities	344	1.9 %						45					299			
Publicly traded equities	275	1.5 %		55							220					
Exchange-traded funds	82	0.4 %				18						20				44
Total	701	3.8 %	— %	7.8 %	— %	2.6 %	— %	6.4 %	— %	— %	31.4 %	2.9 %	42.6 %	— %	— %	6.3 %
Other investments																
Private equity funds	1,617	8.9 %		3	1,186			108	67	92	16	30	6	109		
Private credit funds	625	3.4 %						625								
Fixed income funds	605	3.3 %		605												
Hedge funds	491	2.7 %	407	84												
Real estate fund	269	1.5 %							269							
CLO equity funds	182	1.0 %				182										
CLO equities	60	0.3 %				60										
Equity funds	4	— %									4					
Total	3,853	21.1 %	10.5 %	18.0 %	30.8 %	6.3 %	— %	19.0 %	8.7 %	2.4 %	0.5 %	0.8 %	0.2 %	2.8 %	— %	— %
Equity method investments	334	1.8 %														
Total investments	17,413	95.5 %														
Cash and cash equivalents (including restricted cash)	830	4.6 %												830		
Total investable assets	$ 18,243	100.0 %														

[1] Infrastructure in fund format.

[2] Cash and cash equivalents.

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